UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
April 18, 2011
Date of Report (date of earliest event reported)
COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4000 Meridian Boulevard
Franklin, Tennessee 37067
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 465-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On April 15, 2011, William Patterson, Executive Director of CtW Investment Group (“CtW”), sent a letter on behalf of CtW to Community Health Systems, Inc. (the “Company”). Mr. Patterson had previously sent a letter dated September 28, 2010 on behalf of CtW to the Company, to which Rachel Seifert, Executive Vice President, Secretary and General Counsel of the Company, had responded in a letter dated October 12, 2010 on behalf of the Company to CtW. The letters are attached hereto as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 and are incorporated by reference into this Item 7.01.
The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
Item 9.01. Exhibits.
(d)   Exhibits.
The following exhibits are furnished herewith:

99.1	Letter from CtW Investment Group, dated September 28, 2010.

99.2	Letter from Community Health Systems, Inc., dated October 12, 2010.

99.3	Letter from CtW Investment Group, dated April 15, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2011	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ W. Larry Cash
W. Larry Cash
Executive Vice President, Chief Financial Officer and Director (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from CtW Investment Group, dated September 28, 2010.

99.2	Letter from Community Health Systems, Inc., dated October 12, 2010.

99.3	Letter from CtW Investment Group, dated April 15, 2011.